DEFERRED TAX COMPUTATION (Details) - USD ($)	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carryovers	$ 6,289,482	$ 5,404,935	$ 2,037,105
Stock-based compensation	0	0	0
Other temporary differences	0	0	0
Total deferred tax assets	6,289,482	5,404,935	2,037,105
Valuation allowance	(6,289,482)	(5,404,935)	(2,037,105)
Net deferred tax asset	$ 0	$ 0	$ 0